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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------


                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                OCTOBER 4, 1999

                       (DATE OF EARLIEST EVENT REPORTED)

                                  TENNECO INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                    DELAWARE
                          STATE OR OTHER JURISDICTION
                               OF INCORPORATION)

                                    1-12387
                            (COMMISSION FILE NUMBER)

                                   76-0515284
                                 (IRS EMPLOYER
                             IDENTIFICATION NUMBER)

                 1275 KING STREET, GREENWICH, CONNECTICUT 06831

                       (ADDRESS OF PRINCIPAL EXECUTIVE
OFFICES)                                       (ZIP CODE)

                                 (203) 863-1000

              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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     Tenneco Inc.'s Current Report on Form 8-K filed October 4, 1999 is amended in its entirety as follows:


ITEM 5. OTHER INFORMATION.


     As previously reported, Tenneco Inc. ("Tenneco") expects that its operating income from its Packaging ("Packaging") business for the third quarter of 1999 will be below operating income from this business for the third quarter of 1998. Tenneco currently expects that operating income from Packaging for the third quarter of 1999 will be approximately $15 million below operating income for last year's third quarter. Based on Packaging's forecast of resin costs and pricing actions, Packaging management expects the negative impact on margin from increased resin costs to begin to be offset sometime in the fourth quarter of 1999. During the third quarter of 1999, Packaging also incurred increased advertising and promotional expenditures to meet competitive market initiatives in its consumer business.



     Also, as previously reported, the management of Packaging is evaluating Packaging's strategy in light of its competitive position as a new stand-alone public company and, as part of this evaluation, is analyzing its business operations and assets. Additional information regarding the evaluation by and plans of Packaging's management is set forth below.


     Packaging's evaluation includes a review of its strategic and competitive position in market segments and operations where results are not meeting management's expectations. Although plans are still being developed and have not been finalized or approved, potential options could include the disposition, restructuring or rationalization of assets and operations. Packaging expects to complete its evaluation in the fourth quarter of 1999. Based on its continuing analysis, Packaging has revised its original estimate of the potential charge it could expect to take upon final approval of the plan. Packaging currently estimates that its evaluation could result in an aggregate pre-tax charge of up to approximately $175 million, of which approximately 10% could be cash.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, Tenneco Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TENNECO INC.

                                          By: /s/ ROBERT T. BLAKELY

                                            ------------------------------------
                                            Robert T. Blakely
                                            Executive Vice President and
                                            Chief Financial Officer

October 4, 1999